SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               December 29, 2003

                             SZM DISTRIBUTORS, INC.
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             (Exact name of registrant as specified in its charter)

             Nevada                       000-33313              94-4868287
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  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)

        1811 Chestnut Street, Suite 120, Philadelphia, Pennsylvania 19103
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               (Address of principal executive offices)(Zip Code)

                                 (215) 972-8191
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, If Changed since Last Report.)


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

SZM Distributors, Inc. ("SZMD" or the "Registrant") hereby amends Items 1, 4 and 7 of its Current Report on Form 8-K dated November 12, 2003 (initially filed with the Commission on November 26, 2003 (the "Initial 8-K"). In compliance with
Item 7(a)(4) of Form 8-K, the required financial statements will be filed not later than 60 days after the date that the Initial 8-K must be filed.

Item 1. Change of Control.

      As disclosed in the Initial 8-K, SZM Distributors, Inc. ("SZMD" or the "Registrant") entered into an Agreement and Plan of Merger (the "Agreement") dated November 12, 2003 with TNX Television, Inc. ("TNX"), a Delaware corporation and SZMD Acquisition II, Inc. ("Acquisition Subsidiary"), a Delaware corporation. Acquisition Subsidiary was a wholly owned subsidiary of Registrant prior to the transaction. The transactions contemplated by the Agreement closed on November 13, 2003.

      TNX and its wholly owned subsidiary, TNCI UK Ltd., have a fiscal year that ends on June 30 and prior to the transactions contemplated in the Agreement, the Registrant had a fiscal year that ends on December 31. TNX was the accounting acquirer under the merger contemplated in the Agreement, and therefore the Registrant's new fiscal year will end on June 30.

Item 4. Changes in the Registrant's Certifying Public Accountant

         On December 29, 2003, the Registrant's Board of Directors, voted to replace its independent accountant, Hall & Company, certified public accountants ("Hall & Company"). Effective as of December 29, 2003, the Registrant's new independent accountant is BDO Seidman, LLP ("BDO"). The Registrant authorized Hall & Company to respond fully to any inquiries from BDO and to make its work papers available to BDO.

      The reports of Hall & Company from November 11, 2002 through December 29, 2003, did not contain any adverse opinion, disclaimer or opinion, or qualification or modification as to the certainty, audit scope or accounting principles. During November 11, 2002 through December 29, 2003, there were no disagreements between the Registrant and Hall & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, during November 11, 2002 through December 29, 2003, there were no "reportable events" within the meaning of Item 304 of the Securities and Exchange Commission's Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired. [To be filed by amendment before January 26, 2004.]

(b) Pro Forma Financial Information. [To be filed by amendment before January 26, 2004.]

(c)   Exhibits.

      2.1 Agreement and Plan of Merger dated November 12, 2003 among Registrant, SZMD Acquisition II, Inc. and TNX Television, Inc.

      2.2   Certificate of Merger filed with Delaware Secretary of State.

      16 Letter from Hall & Company regarding confirmation of our assertions on changes in Registrant's certifying.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SZM DISTRIBUTORS, INC.


Dated: December 31, 2003                By: /s/ Irwin L. Gross
                                           -------------------------------------
                                           Irwin L. Gross
                                           Chief Executive Officer


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